Remaining Unsatisfied Performance	6 Months Ended
Jun. 30, 2022
Southland Holding Llc [Member]
Remaining Unsatisfied Performance

7.	Remaining Unsatisfied Performance

Contract Backlog (“Backlog”) in our industry is an economic measure of the total value of work remaining to be performed on projects that we have been awarded. Backlog consists of two components: (1) unearned revenue and (2) awarded but not started. Unearned revenue includes the revenue we expect to record in the future on in-progress contracts, including 100% of our consolidated joint venture contracts and our proportionate share of unconsolidated joint venture contracts. Contracts that are awarded, but not yet started, are included in backlog once a contract has been fully executed and/or we have received formal “Notice to Proceed” from the project owner.

Although contract backlog reflects business that we consider to be firm, deferrals, cancellations and/or scope adjustments may occur. Backlog is adjusted to reflect any known project cancellations, revisions to project scope and cost, foreign currency exchange fluctuations and project deferrals, as appropriate.

Fixed price contracts, particularly with federal, state and local government customers, are expected to continue to represent a majority of our total Backlog.

The following schedule shows a reconciliation of backlog representing the amount of revenue we expect to realize from work to be performed on contracts in progress and contracts not yet underway as of December 31, 2021, and June 30, 2022:

(Amounts in thousands)	Backlog
Balance December 31, 2021	$2,218,573
New contracts, change orders, and adjustments	294,803
Gross backlog	2,513,376
Less: contract revenue recognized in 2022	(530,439)
Balance June 30, 2022	$1,982,937